Certification Pursuant to Section 906 of the Sarbanes-Oxley Act*

I, J. Alan Reid, Jr., President of Forward Funds (the "Registrant"), certify to the best of my knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2005 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ J. Alan Reid, Jr.
---------------------
J. Alan Reid, Jr.
President
September 23, 2005

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*This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.


        Certification Pursuant to Section 906 of the Sarbanes-Oxley Act*

I, Jeremy Deems, Treasurer of Forward Funds (the "Registrant"), certify to the best of my knowledge that:

      3. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2005 (the "Report") fully complies with the requirements of
            Section 15(d) of the Securities Exchange Act of 1934, as amended;
            and

      4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jeremy Deems
----------------
Jeremy Deems
Treasurer
September 23, 2005

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*This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section ss.1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.